UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 12, 2006
QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Whipple Road Union City, California	94587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.48
EXHIBIT 10.49
EXHIBIT 10.50
EXHIBIT 10.51
EXHIBIT 10.52
EXHIBIT 10.53
EXHIBIT 10.54
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 16, 2006, Questcor Pharmaceuticals, Inc. (the “Company”) appointed Steven Halladay, age 59, as the Company’s Senior Vice President of Clinical and Regulatory Affairs.
     From 2003 to 2006, Dr. Halladay served as Vice President, Clinical and Regulatory Affairs of DURECT Corporation, a specialty pharmaceutical company. From 2002 to 2003, Dr. Halladay served as Medical Director of DURECT Corporation. From 1995 to 2002, Dr. Halladay served as Senior Executive Vice President of Clingenix, Inc., a pharmacogenomics company, and as President and Chief Executive Officer of its wholly-owned subsidiary, Research Services, Inc.
     Upon his appointment as Senior Vice President of Clinical and Regulatory Affairs, Dr. Halladay was granted an option to purchase 500,000 shares of common stock of the Company at an exercise price of $1.10 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant.
     The Company and Dr. Halladay are party to an agreement that would provide certain benefits upon a change in control of the Company. The agreement provides that in the event a change in control of the Company occurs and his employment with the Company is involuntarily terminated, either by the Company other than for cause or by Dr. Halladay for good reason, within the 12 month period commencing on the date of such change in control, one-hundred percent of his unvested stock options under any plan of the Company that are then outstanding shall become vested and exercisable immediately on the date of the involuntary termination. The Company and Dr. Halladay are also party to an agreement that would provide severance compensation totaling six months of base salary during the first three years of employment or twelve months of base salary after the first three years of employment in the event his employment is terminated either by the Company other than for cause or by Dr. Halladay for good reason.
     On October 12, 2006, the Company promoted Eric Liebler, age 42, to the position of Senior Vice President of Strategic Planning and Communications from his previous position as Vice President, Corporate Planning and Communications, which he served as on a part-time basis since joining the Company in August 2006.
     From 2005 to 2006, Mr. Liebler was the principal of Nisola, LLC, a provider of management, financial and investor services to CNS - focused specialty and biotechnology companies. From February 2006 to July 2006, Mr. Liebler provided consulting services to the Company, for which the Company paid his firm $10,000 per month and granted Mr. Liebler an option to purchase an aggregate of 20,833 shares of the Company’s common stock. From 2002 to 2005, Mr. Liebler served as Vice President, Business Development of Enzon Pharmaceuticals, Inc., a specialty pharmaceutical company. From 1991 to 2002, Mr. Liebler held several positions at Elan Corporation, a biopharmaceutical company. Mr. Liebler is a public trustee and Treasurer of the American Academy of Neurology Foundation.
     The Company and Mr. Liebler are party to an agreement that would provide certain benefits upon a change in control of the Company. The agreement provides that in the event a change in control of the Company occurs and his employment with the Company is involuntarily terminated, either by the Company other than for cause or by Mr. Liebler for good reason, within the six month period commencing on the date of such change in control, fifty percent of his unvested stock options under any plan of the Company that are then outstanding shall become vested and exercisable immediately on the date of the involuntary termination. The Company and Mr. Liebler are also party to an agreement that would provide severance compensation totaling six months of base salary during the first three years of employment or twelve months of base salary after the first three years of employment in the event his employment is terminated either by the Company other than for cause or by Mr. Liebler for good reason.
Item 7.01 Regulation FD Disclosure.
     On October 18, 2006, the Company issued a press release announcing the appointment of Dr. Halladay and Mr. Liebler as principal officers of the Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

     The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Exhibit Description

10.48	Offer of Employment Letter Agreement between the Company and Steven Halladay dated October 13, 2006

10.49	Change-in-Control Letter Agreement between the Company and Steven Halladay dated October 16, 2006

10.50	Severance Letter Agreement between the Company and Steven Halladay dated October 16, 2006

10.51	Offer of Employment Letter Agreement between the Company and Eric Liebler dated August 1, 2006

10.52	Amendment to Offer of Employment Letter Agreement between the Company and Eric Liebler dated October 13, 2006

10.53	Change-in-Control Letter Agreement between the Company and Eric Liebler dated August 1, 2006

10.54	Severance Letter Agreement between the Company and Eric Liebler dated August 1, 2006

99.1	Press release issued by Questcor Pharmaceuticals, Inc., dated as of October 18, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Questcor Pharmaceuticals, Inc.
Date: October 18, 2006	By:	/s/ James L. Fares
James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.48	Offer of Employment Letter Agreement between the Company and Steven Halladay dated October 13, 2006

10.49	Change-in-Control Letter Agreement between the Company and Steven Halladay dated October 16, 2006

10.50	Severance Letter Agreement between the Company and Steven Halladay dated October 16, 2006

10.51	Offer of Employment Letter Agreement between the Company and Eric Liebler dated August 1, 2006

10.52	Amendment to Offer of Employment Letter Agreement between the Company and Eric Liebler dated October 13, 2006

10.53	Change-in-Control Letter Agreement between the Company and Eric Liebler dated August 1, 2006

10.54	Severance Letter Agreement between the Company and Eric Liebler dated August 1, 2006

99.1	Press release issued by Questcor Pharmaceuticals, Inc., dated as of October 18, 2006.